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                                                                   EXHIBIT 10.50
                            EQUALNET HOLDING CORP.

                            STOCK PURCHASE WARRANT

     This Stock Purchase Warrant ("Warrant"), issued this 6th day of March, 1998, by EqualNet Holding Corp., a Texas corporation (the "Company"), to J. C. Bradford & Co., L.L.C. (the "Purchaser").


                                  WITNESSETH:

     1.  Issuance of Warrant, Term; Vesting.

         (a) For and in consideration of the sum of $10.00 and other good and valuable consideration, including services rendered, the receipt and sufficiency of which are hereby acknowledged, the Company hereby grants to the Purchaser, subject to the provisions hereinafter set forth, the right to purchase 50,000 shares of Common Stock, $.01 par value, of the Company (the "Common Stock"). The shares of Common Stock issuable upon exercise of this Warrant are hereinafter referred to as the "Shares".

         (b) This Warrant shall be exercisable at any time on or before the fifth anniversary of the date hereof.

     2. Exercise Price. The exercise price per share for which all or any of the Shares may be purchased pursuant to the terms of this Warrant shall be $2.47 (hereinafter referred to as the "Exercise Price").

     3.  Exercise.

         (a) This Warrant may be exercised by the Purchaser for the purchase of any of the Shares for which this Warrant is then exercisable pursuant to Section 1(b) hereof in whole or in part, upon delivery of written notice of intent to the Company at the following address: 1250 Wood Branch Park Drive, Houston, Texas 77079 or such other address as the Company shall designate in written notice to the Purchaser, together with this Warrant and payment (in the manner described in Section 3(b) below) for the aggregate Exercise Price of the Shares so purchased. Upon exercise of this Warrant as aforesaid, the Company shall as promptly as practicable execute and deliver to the Purchaser a certificate or certificates for the total number of whole Shares for which this Warrant is being exercised in such names and denominations as are requested by the Purchaser. If this Warrant shall be exercised with respect to less than all of the Shares, the Purchaser shall be entitled to receive a new Warrant covering the number of Shares in respect of which this Warrant shall not have been exercised, which new Warrant shall in all other respects be identical to this Warrant.

         (b) Payment for the Shares to be purchased upon exercise of this Warrant may be made by the delivery of a certified or cashier's check payable to the Company for the aggregate Exercise Price of the Shares to be purchased.
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         4.  Covenants and Conditions. The above provisions are subject to the following:

         (a) Neither this Warrant nor the Shares have been registered under the Securities act of 1933, as amended (the "Act"), or any state securities laws ("Blue Sky Laws"). This Warrant and the Shares have been acquired for investment purposes and not with a view to distribution or resale and the Shares may not be made subject to a security interest, pledged, hypothecated, sold or otherwise transferred without an effective registration statement therefor under the Act and such applicable Blue Sky Laws or an opinion of counsel (which opinion and counsel rendering same shall be reasonably acceptable to the Company) that registration is not required under the Act and under any applicable Blue Sky Laws. The certificates representing the Shares shall bear substantially the following legend:

     THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED FOR THE PRIVATE INVESTMENT OF THE HOLDER HEREOF AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED UNTIL A REGISTRATION STATEMENT UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR IN THE OPINION OF COUNSEL (WHOSE OPINION AND COUNSEL SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY) REGISTRATION UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED OFFER, SALE OR TRANSFER.

Other legends as required by applicable federal and state laws may be placed on such certificates. The Purchaser and the Company agree to execute such documents and instruments as counsel for the Company reasonably deems necessary to effect compliance of the issuance of this Warrant and any Shares issued upon exercise hereof with applicable federal and state securities laws. The Purchaser agrees that the Company may decline to permit a transfer of this Warrant if the proposed transferee does not meet then applicable qualifications for investors in securities offerings exempt from registration.

         (b) The Company covenants and agrees that all Shares which may be issued upon exercise of this Warrant will, upon issuance and payment therefor, be legally and validly issued and outstanding, fully paid and nonassessable. The Company shall at all times, commencing on the date this Warrant shall become exercisable, reserve and keep available for issuance upon the exercise of this Warrant such number of authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of the Warrant.

     5. Warrant Holder not Stockholder. This Warrant does not confer upon the Purchaser any right whatsoever as a stockholder of the Company.

     6. Anti-Dilution. In case at any time or from time to time after the date of this Warrant, all of the holders of Common Stock of the Company shall have received or shall have become legally entitled to receive:

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               (i) other or additional stock or other securities or property
     (other than cash) by way of a dividend or other distribution; or

               (ii) other or additional (or less) stock or other securities or property (including cash) by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar corporate rearrangement (but not including any cash dividends), then and in each such case the Purchaser, upon the exercise hereof as provided in Section 3, shall be entitled to receive, in lieu of (or in addition to, as the case may be) the Shares theretofore receivable upon the exercise of this Warrant, the amount of stock and other securities and property (including cash in the case referred to in clause (ii) above) which the Purchaser would have held on the date of such exercise if on the date of such conversion, dividend, distribution, corporate rearrangement or such other event as described in clause
(ii) above the Purchaser had been the holder of record of the number of Shares receivable upon exercise of this Warrant and had thereafter, during the period from the date thereof to and including the date of such exercise, obtained such Shares and all other or additional (or less) stock and other securities and property (including cash in the case referred to in clause (ii) above) receivable by the Purchaser as aforesaid during such period.

     7. Notices. All notices, requests, offers, elections and other communications under this Warrant shall be in writing and shall be deemed to have been given at the time when deposited in the United States mail at a general or branch post office, postage prepaid, registered or certified mail (return receipt requested), and addressed to the respective parties at the addresses stated below or to such other changed addresses as the parties may have fixed by notice; provided, however, that any notice of change of address shall be effective only upon receipt.

     Notices addressed to the Purchaser shall be addressed as indicated on the signature page below. Notices to the Company shall be addressed to:

          EqualNet Holding Corp.
          1250 Wood Branch Park Drive
          Houston, Texas 77079
          Attn: General Counsel
          Telephone: (281) 529-4648
          Facsimile: (281) 529-4686

     With a copy to:

          Fulbright & Jaworski L.L.P.
          1301 McKinney, Suite 5100
          Houston, Texas 77010
          Attn: Robert F. Gray, Jr.
          Telephone: (713) 651-5566
          Facsimile: (713) 651-5246

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     IN WITNESS WHEREOF, the Company has caused this Stock Purchase Warrant to be executed and delivered by its duly authorized officer as of the date first above written.

                                   EQUALNET HOLDING CORP.



                                   By:
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                                   Name:
                                        ----------------------------

                                   Title:
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